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                                                                    EXHIBIT 32.2

                            ACCOMPANYING CERTIFICATE
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            Not Filed Pursuant to the Securities Exchange Act of 1934

The undersigned Chief Financial Officer of Harvest Natural Resources, Inc. (the "Company") does hereby certify as follows:

The quarterly report on Form 10-Q of Harvest Natural Resources, Inc. for the period ended June 30, 2004 and filed with the Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 5, 2004                By: /s/ Steven W. Tholen
                                         -------------------------------------
                                         Steven W. Tholen
                                         Senior Vice President,
                                         Chief Financial Officer and Treasurer